                                                                     EXHIBIT 4.8

                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                            GLOBAL ENERGY GROUP, INC.

      50,000,000 Shares Common Stock, $0.001 Par Value
      2,453,615 Shares 6% Redeemable Preferred Stock, Series A, $0.001 Par Value 4,525,000 Shares 6% Redeemable Preferred Stock, Series B, $0.001 Par Value


This Certifies that


is the owner of

         6% Redeemable Preferred Stock, Series B, GLOBAL ENERGY GROUP, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation this _______ day of ___________, A.D. __________.

___________________, Secretary

___________________, President

                        [GLOBAL ENERGY GROUP, INC. SEAL]

                            GLOBAL ENERGY GROUP, INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT --                  Custodian
                          ----------------           -----------------
                             (Cust)                       (Minor)
                          under Uniform Gifts to Minors Act

                              ----------------------------------------
                                              (State)

     UNIF TRF MIN ACT  --              Custodian (until age           )
                          ------------                      ----------
                             (Cust)

                          -------------------- under Uniform Transfers
                                (Minor)
                          to Minors Act
                                        ------------------------------
                                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------

- ------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ----------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

- -------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------------

                                        X
                                          -------------------------------------
                                                      (SIGNATURE)
            NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN ON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGES WHATEVER

                                        X
                                          -------------------------------------
                                                      (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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SIGNATURE(S) GUARANTEED BY:

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